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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Forest Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 Forest Oil Corporation
707 Seventeenth St., Suite 3600, Denver, Colorado 80202
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
to Be Held on Tuesday, May 12, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/fst

BAR CODE RESTRICTED AREA	This communication presents only an
overview of the more complete proxy
materials that are available to you on the
Internet. We encourage you to access
and review all of the important
information contained in the proxy
materials before voting.

If you want to receive a paper or e-mail
copy of these documents, you must
request one. There is no charge to you
for requesting a copy. Please make your
request for a copy as instructed below
on or before May 2, 2009 to facilitate
timely delivery.

Dear Shareholder:

         The 2009 Annual Meeting of Shareholders of Forest Oil Corporation (the "Company") will be held at the Marriott Hotel, 1701 California St., Denver, CO 80202, on Tuesday, May 12, 2009 at 9:00 a.m. (MDT).

Proposals to be considered at the Annual Meeting:

  1.
  Election of two Class III directors to serve until the 2012 annual meeting of shareholders of the Company;

  2.
  Approval of an additional 500,000 shares for issuance under the Forest Oil Corporation 1999 Employee Stock Purchase Plan and certain administrative changes;

  3.
  Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the year ending December 31, 2009; and

  4.
  Consideration of such other business as may be properly brought before the meeting.

The Board of Directors recommends that you vote "FOR" each of the proposals referred to above.

         The Board of Directors has fixed the close of business on March 13, 2009 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

45476

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. You may vote in person by attending the annual meeting of shareholders to be held at the Marriott Hotel located on the corner of 18th and California Streets in downtown Denver.

Meeting Location:

  Marriott Hotel
  1701 California St.
  Denver, CO 80202

  The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/fst

  •
  the Company's Notice of Annual Meeting and 2009 Proxy Statement (including all attachments thereto);

  •
  the Company's Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

  •
  any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging on to http://bnymellon.mobular.net/bnymellon/fst.

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER
COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Forest Oil Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/fst

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and vote your shares.

45476

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Forest Oil Corporation 707 Seventeenth St., Suite 3600, Denver, Colorado 80202 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Tuesday, May 12, 2009
VOTE BY INTERNET